UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2004

KAYDON CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-12640	13-3186040
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

315 East Eisenhower Parkway, Suite 300
Ann Arbor, MI 48108
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (734) 747-7025

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

     On November 10, 2004, the Registrant issued a press release summarizing the remarks of President and Chief Executive Officer Brian P. Campbell which were made at the Robert W. Baird & Co. 2004 Industrial Conference held in Chicago on that date. The press release is attached hereto as Exhibit 99 and is incorporated herein by reference. Such press release is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

     The press release is also available on the Company’s website, which is www.kaydon.com.

Item 9.01. Financial Statements and Exhibits.

(c)        Exhibits

Exhibit No.	Description
99	Press Release, dated November 10, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 10, 2004	KAYDON CORPORATION

	By:	/s/ Kenneth W. Crawford

Kenneth W. Crawford
Vice President and Corporate Controller
(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
99	Press Release, dated November 10, 2004